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                               CONSENT

     We hereby consent to the use of our firm name in the SFX Broadcasting, Inc. ("SFX") Annual Report on Form 10-K for the year ended December 31, 1996 and consent to the incorporation by reference in the Registration Statements of SFX on Form S-3 (File Nos. 333-15669, 333-21127, 333-06793 and 333-16995).

                                          /s/ Fisher Wayland Cooper Leader
                                              & Zaragoza L.L.P.
                                          --------------------------------
                                              FISHER WAYLAND COOPER LEADER
                                              & ZARAGOZA L.L.P.


Dated: March 31, 1997